Exhibit 99.1

Supplemental Financial and Operating Information
Quarter Ended September 30, 2016
www.preit.com
NYSE: PEI
NYSE: PEIPRA, PEIPRB

Pennsylvania Real Estate Investment Trust
Supplemental Financial and Operating Information
September 30, 2016

Table of Contents
Introduction
Definitions	1
Company Information	2
Market Capitalization and Capital Resources	3
Operating Results
Statement of Operations - Quarters and Nine Months Ended September 30, 2016 and September 30, 2015	4
Computation of Earnings Per Share	5
Net Operating Income - Quarters and Nine Months Ended September 30, 2016 and September 30, 2015	6
Reconciliation of Net Income (GAAP Measure) to Net Operating Income from Consolidated Properties (Non-GAAP Measure) - Quarters Ended September 30, 2016 and September 30, 2015	7
Reconciliation of Equity in Income of Partnerships to Net Operating Income from Equity Method Investments, at Ownership Share (Non-GAAP Measure) - Quarters Ended September 30, 2016 and September 30, 2015	8
Reconciliation of Net Income (GAAP Measure) to Net Operating Income (Non-GAAP Measure) - Consolidated Properties and Equity Method Investments, at Ownership Share (Non-GAAP Measure) - Nine Months Ended September 30, 2016 and September 30, 2015	9
Reconciliation of Net Income (GAAP Measure) to Net Operating Income (Non-GAAP Measure) - Consolidated Properties and Equity Method Investments, at Ownership Share - Quarters Ended March 31, 2016 and 2015 and June 30, 2016 and 2015	10
Funds From Operations and Funds Available For Distribution - Quarters and Nine Months Ended September 30, 2016 and September 30, 2015	11
Operating Statistics
Leasing Activity Summary - Quarter Ended September 30, 2016	12
Leasing Activity Summary - Nine Months Ended September 30, 2016	13
Summarized Sales and Rent Per Square Foot and Occupancy Percentages	14
Mall Occupancy Percentage and Sales Per Square Foot	15
Top Twenty Tenants	16
Lease Expirations	17
Property Information	18
Vacant Anchor Summary	22
Balance Sheet
Condensed Balance Sheet - Proportionate Consolidation Method	23
Investment in Real Estate - Consolidated Properties	24
Investment in Real Estate - Equity Method Investments	25
Capital Expenditures	26
Debt Analysis	27
Debt Schedule	28
Selected Debt Ratios	29
Property Redevelopment Table	30
Forward Looking Statements	31

Pennsylvania Real Estate Investment Trust
Definitions
Funds From Operations (FFO)

The National Association of Real Estate Investment Trusts (“NAREIT”) defines Funds From Operations (“FFO”), which is a non-GAAP measure commonly used by REITs, as net income (computed in accordance with GAAP) excluding gains and losses on sales of operating properties; plus real estate depreciation and amortization; and after adjustments for unconsolidated partnerships and joint ventures to reflect funds from operations on the same basis. We compute FFO in accordance with standards established by NAREIT, which may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition, or that interpret the current NAREIT definition differently than we do.

FFO is a commonly used measure of operating performance and profitability among REITs. We use FFO and FFO per diluted share and unit of limited partnership interest in our operating partnership (“OP Unit”) in measuring our performance against our peers and as one of the performance measures for determining incentive compensation amounts earned under certain of our performance-based executive compensation programs.

FFO does not include gains and losses on sales of operating real estate assets or impairment write downs of depreciable real estate, which are included in the determination of net income in accordance with GAAP. Accordingly, FFO is not a comprehensive measure of our operating cash flows. In addition, since FFO does not include depreciation on real estate assets, FFO may not be a useful performance measure when comparing our operating performance to that of other non-real estate commercial enterprises. We compensate for these limitations by using FFO in conjunction with other GAAP financial performance measures, such as net income and net cash provided by operating activities, and other non-GAAP financial performance measures, such as NOI. FFO does not represent cash generated from operating activities in accordance with GAAP and should not be considered to be an alternative to net income (determined in accordance with GAAP) as an indication of our financial performance or to be an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of our liquidity, nor is it indicative of funds available for our cash needs, including our ability to make cash distributions. We believe that net income is the most directly comparable GAAP measurement to FFO.

We also present Funds From Operations, as adjusted, and Funds From Operations, as adjusted, per diluted share and OP Unit, which are non-GAAP measures, for the three and nine months ended September 30, 2016 and 2015 to show the effect of acquisition costs, loss on hedge ineffectiveness, mortgage prepayment penalty and accelerated amortization of financing costs, and provision for employee separation expense, which had a significant effect on our results of operations, but are not, in our opinion, indicative of our operating performance.

We believe that FFO is helpful to management and investors as a measure of operating performance because it excludes various items included in net income that do not relate to or are not indicative of operating performance, such as gains on sales of operating real estate and depreciation and amortization of real estate, among others. We believe that Funds From Operations, as adjusted, is helpful to management and investors as a measure of operating performance because it adjusts FFO to exclude items that management does not believe are indicative of our operating performance, including but not limited to mortgage prepayment penalty, accelerated amortization of deferred financing costs, acquisition costs, loss on hedge ineffectiveness and provision for employee separation expense.

Net Operating Income (NOI)

NOI (a non-GAAP measure) is derived from real estate revenue (determined in accordance with generally accepted accounting principles, or GAAP, including lease termination revenue) minus property operating expenses (determined in accordance with GAAP), plus our share of revenue and property operating expenses of our partnership investments, and includes real estate revenue and property operating expenses from properties included in discontinued operations, if any. It does not represent cash generated from operating activities in accordance with GAAP and should not be considered to be an alternative to net income (determined in accordance with GAAP) as an indication of our financial performance or to be an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of our liquidity. It is not indicative of funds available for our cash needs, including our ability to make cash distributions. We believe that NOI is helpful to management and investors as a measure of operating performance because it is an indicator of the return on property investment and provides a method of comparing property performance over time. We believe that net income is the most directly comparable GAAP measurement to NOI.

NOI excludes other income, general and administrative expense, provision for employee separation expenses, interest expense, depreciation and amortization, gain on sale of interest in non operating real estate, gain on sale of interest in real estate, impairment losses and acquisition costs and other expenses.

Same Store NOI
Same Store NOI is calculated using retail properties owned for the full periods presented and excludes properties acquired or disposed of or under redevelopment during the periods presented. Springfield Town Center is included in Same Store NOI for each of the first three quarters of 2016 and the second and third quarters of 2015, and excluded for the nine months ended September 30, 2016 and 2015, respectively.
Funds Available for Distribution (FAD)
FAD is a measure of a real estate company’s cash flows generated by operations and capacity to pay dividends. The Company calculates FAD by starting with FFO as adjusted and subtracting (1) straight-line rent, (2) normalized recurring capital expenditures that are capitalized but necessary to maintain our properties, (3) operational tenant allowances, (4) capitalized leasing costs, and (5) amortization of above- and below-market lease intangibles.
We believe that net income is the most directly comparable GAAP measurement to FAD. We believe FAD provides a meaningful indicator of our ability to fund cash needs and to make cash distributions to equity owners. In addition, we believe that to further understand our liquidity, FAD should be compared with our cash flow from operating activities determined in accordance with GAAP, as presented in our consolidated financial statements. The computation of FAD may not be comparable to FAD reported by other REITs or real estate companies and FAD does not represent cash generated from operating activities determined in accordance with GAAP, and should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of our performance, or as an alternative to net cash flow from operating activities (determined in accordance with GAAP), as a measure of our liquidity.

Pennsylvania Real Estate Investment Trust
Company Information
Background
Pennsylvania Real Estate Investment Trust, founded in 1960 and one of the first equity REITs in the U.S., has a primary investment focus on retail shopping malls. We currently own interests in 31 retail properties, of which 27 are operating retail properties and four which are development or redevelopment properties. The 27 operating retail properties have a total of 22.1 million square feet and include 23 shopping malls and four other retail properties. The above property counts do not include Beaver Valley Mall in Monaca, Pennsylvania because that property has been classified as “held for sale” as of September 30, 2016. The operating properties are located in 10 states. PREIT is headquartered in Philadelphia, Pennsylvania.
If you would like to participate in our quarterly conference call or would like additional information about PREIT, please contact:
Heather Crowell, Senior Vice President of Corporate Communications and Investor Relations
200 South Broad Street
Philadelphia, PA 19102
Telephone: (215) 875-0735
Fax: (215) 546-2504
Email: Heather.Crowell@preit.com

Research Coverage

Company	Analyst	Phone Number

Barclays Capital	Ross Smotrich	(212) 526-2306
	Linda Tsai	(212) 526-9937

Boenning & Scattergood, Inc.	Floris Van Dijkum	(212) 209-3916

Citi Investment Research	Michael Bilerman	(212) 816-1383
	Christy McElroy	(212) 816-6981

Green Street Advisors	Daniel J. Busch	(949) 640-8780

JP Morgan	Michael W. Mueller	(212) 622-6689

Mitsubishi UFJ Securities (USA)	Karin A. Ford	(212) 405-7349

Stifel Nicolaus	Nathan Isbee	(443) 224-1346
	Jennifer Hummert	(443) 224-1288

SunTrust Robinson Humphrey	Ki Bin Kim	(212) 303-4124

NOTE: Press release announcements are available on the Company's website at www.preit.com.

Pennsylvania Real Estate Investment Trust
Market Capitalization and Capital Resources
(in thousands, except per share amounts)

	Quarter Ended September 30,		Year Ended December 31,
	2016	2015	2015	2014
TRADING INFORMATION
Common Shares
High Price per share	$25.67	$23.26	$25.34	$24.35
Low Price per share	$21.32	$18.65	$18.65	$16.35
Closing Share Price (at the end of period)	$23.03	$19.83	$21.87	$23.46
Series A Preferred Shares
High Price per share	$26.48	$26.68	$27.62	$27.24
Low Price per share	$25.43	$26.04	$24.23	$25.04
Closing Share Price (at the end of period)	$25.64	$26.15	$25.81	$26.24
Series B Preferred Shares
High Price per share	$26.71	$26.46	$26.89	$26.41
Low Price per share	$25.80	$25.09	$25.09	$23.53
Closing Share Price (at the end of period)	$26.01	$25.35	$25.65	$25.89
MARKET CAPITALIZATION
EQUITY CAPITALIZATION
Common Shares Outstanding	69,537	69,190	69,197	68,801
OP Units Outstanding	8,313	8,343	8,338	2,122
Total Common Shares and OP Units Outstanding	77,850	77,533	77,535	70,923
Equity Market Capitalization—Common Shares and OP Units	$1,792,888	$1,537,489	$1,695,693	$1,663,848
Series A Preferred Shares, Nominal Value	115,000	115,000	115,000	115,000
Series B Preferred Shares, Nominal Value	86,250	86,250	86,250	86,250
Total Equity Market Capitalization	$1,994,138	$1,738,739	$1,896,943	$1,865,098
DEBT CAPITALIZATION
Secured Debt Balance (1)	$1,434,436	$1,593,655	$1,588,654	$1,598,257
Unsecured Debt Balance (2) (3)	515,000	460,000	465,000	130,000
Debt Capitalization	1,949,436	2,053,655	2,053,654	1,728,257
TOTAL MARKET CAPITALIZATION	$3,943,574	$3,792,394	$3,950,597	$3,593,355
Equity Capitalization/Total Market Capitalization	50.6%	45.8%	48.0%	51.9%
Debt Capitalization/Total Market Capitalization	49.4%	54.2%	52.0%	48.1%
Unsecured Debt Balance/Total Debt	26.4%	22.4%	22.6%	7.5%
DISTRIBUTIONS PER COMMON SHARE
Ordinary Dividends	(4)	$—	$—	$0.11
Non-Dividend Distributions	(4)	0.21	0.84	0.69
Distributions per common share	$0.21	$0.21	$0.84	$0.80
Annualized Dividend Yield (5)	3.6%	4.2%	3.8%	3.4%
CAPITAL RESOURCES
Cash and Cash Equivalents	$40,842	$36,157	$37,754	$47,721
Revolving Facility	400,000	400,000	400,000	400,000
Amount Outstanding	(115,000)	(60,000)	(65,000)	—
Letter of Credit	(7,400)	(7,852)	(7,852)	(7,135)
Available Revolving Facility (6)	277,600	332,148	327,148	392,865
Term Loans	550,000	400,000	400,000	250,000
Amount Borrowed	(400,000)	(400,000)	(400,000)	(130,000)
Available Term Loans (6)	150,000	—	—	120,000
TOTAL	$468,442	$368,305	$364,902	$560,586
Shelf Registration	$1,000,000	$1,000,000	$1,000,000	$1,000,000

(1)	Reflects our share of debt from equity method investments.

(2)	The unsecured debt balance includes a Revolving Facility balance of $115,000 as of September 30, 2016, $65,000 as of December 31, 2015, and $60,000 as of September 30, 2015.

(3)	The unsecured debt balance includes a Term Loan balance of $400,000 as of September 30, 2016, December 31, 2015, and September 30, 2015, respectively, and $130,000 as of December 31, 2014.

(4)	Tax status of 2016 dividend payments will be available in January 2017.

(5)	Based on closing share price at the end of the period.

(6)
The available Credit Facility borrowings are subject to covenants that may restrict amounts that can be borrowed. Following recent property sales, the NOI from the Company’s remaining unencumbered properties is at a level such that the maximum unsecured amount that the Company may currently borrow within the Unencumbered Debt Yield covenant, including under the $400.0 million 2013 Revolving Facility and the $400.0 million aggregate Term Loans, is an aggregate of $201.6 million.

Pennsylvania Real Estate Investment Trust
Statement of Operations - Quarters and Nine Months Ended September 30, 2016 and September 30, 2015
(in thousands)

	Quarter Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
REVENUE:
Base rent	$60,188	$68,378	$188,424	$200,069
Expense reimbursements	29,059	31,790	89,063	93,840
Percentage rent	825	866	1,661	1,712
Lease termination revenue	3,012	1,431	3,263	1,898
Other real estate revenue	3,176	2,355	8,044	6,967
Total real estate revenue	96,260	104,820	290,455	304,486
Other income	2,600	2,216	4,630	4,300
Total revenue	98,860	107,036	295,085	308,786
EXPENSES:
Operating expenses:
Property operating expenses:
CAM and real estate taxes	(29,373)	(33,004)	(94,058)	(100,073)
Utilities	(4,753)	(5,311)	(13,216)	(15,419)
Other property operating expenses	(3,123)	(4,428)	(10,618)	(12,416)
Total property operating expenses	(37,249)	(42,743)	(117,892)	(127,908)
Depreciation and amortization	(26,820)	(36,108)	(92,217)	(105,938)
General and administrative expenses	(8,244)	(7,554)	(25,713)	(25,624)
Provision for employee separation expense	(162)	(136)	(1,355)	(136)
Acquisition costs and other expenses	(1,080)	(427)	(1,374)	(5,696)
Total operating expenses	(73,555)	(86,968)	(238,551)	(265,302)
Interest expense, net (1)	(17,198)	(19,668)	(53,611)	(60,939)
Impairment of assets	(9,865)	(51,412)	(24,589)	(86,319)
Total expenses	(100,618)	(158,048)	(316,751)	(412,560)
Loss before equity in income of partnerships and gains on sales interests in real estate	(1,758)	(51,012)	(21,666)	(103,774)
Equity in income of partnerships	4,643	2,385	12,718	6,499
Gains on sales of interests in real estate	31	12,386	22,953	12,386
Gain on sale of interest in non operating real estate	—	—	9	43
Net income (loss)	2,916	(36,241)	14,014	(84,846)
Less: net (income available) loss attributed to noncontrolling interest	(312)	3,901	(1,502)	8,073
Net income available (loss attributable) to PREIT	2,604	(32,340)	12,512	(76,773)
Less: preferred share dividends	(3,962)	(3,962)	(11,886)	(11,886)
Net (loss attributable) income available to PREIT common shareholders	$(1,358)	$(36,302)	$626	$(88,659)

(1)
Net of capitalized interest expense of $851 and $758 for the quarters ended September 30, 2016 and 2015, respectively, and $2,221 and $1,562 for the nine months ended September 30, 2016 and 2015, respectively.

Pennsylvania Real Estate Investment Trust
Computation of Earnings Per Share
(in thousands, except per share amounts)

	Quarter Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
Net income (loss)	$2,916	$(36,241)	$14,014	$(84,846)
Noncontrolling interest	(312)	3,901	(1,502)	8,073
Dividends on preferred shares	(3,962)	(3,962)	(11,886)	(11,886)
Dividends on unvested restricted shares	(81)	(76)	(241)	(240)
Net (loss) income used to calculate (loss) earnings per share - basic and diluted	$(1,439)	$(36,378)	$385	$(88,899)

Basic and diluted (loss) earnings per share:	$(0.02)	$(0.53)	$0.01	$(1.29)

Weighted average shares outstanding - basic	69,129	68,807	69,065	68,710
Weighted average effect of common share equivalents (1)	—	—	386	—
Total weighted average shares outstanding - diluted	69,129	68,807	69,451	68,710

(1)
The Company had net losses used to calculate earnings per share for the quarter ended September 30, 2016, and the quarter and nine months ended September 30, 2015. Therefore, the effect of common share equivalents of 361 for the quarter ended September 30, 2016, and 352 and 423 for the quarter and nine months ended September 30, 2015, respectively, are excluded from the calculation of diluted loss per share because they would be antidilutive.

Pennsylvania Real Estate Investment Trust
Net Operating Income
Quarterly and Nine Months Ended September 30, 2016 and September 30, 2015
(in thousands)

	Same Store Net Operating Income (1)
	Net Operating Income				Excluding lease termination revenue
			Change				Change
	2016	2015	$	%	2016	2015	$	%
Quarter ended March 31	$57,869	$55,762	$2,107	3.8%	$57,698	$55,416	$2,282	4.1%
Quarter ended June 30	62,286	59,921	2,365	3.9%	62,226	59,851	2,375	4.0%
Quarter ended September 30	65,376	62,125	3,251	5.2%	61,606	60,785	821	1.4%
Average (2)	$185,531	$177,808	$7,723	4.3%	$181,530	$176,052	$5,478	3.1%

(1)	Includes our share of NOI from equity method investments.

(2)
Computed by averaging the Same Store NOI from the quarters ended March 31, June 30, and September 30 of 2016 and 2015. Same Store NOI is calculated using retail properties owned for the full periods presented and excludes properties acquired or disposed of or under redevelopment during the periods presented. Springfield Town Center is included in Same Store NOI for the quarters ended June 30 and September 30, 2016 and 2015, respectfully, and excluded for the year to date periods ended September 30, 2016 and 2015, respectively.

Net Operating Income Reconciliation

	Quarter Ended September 30,
	Same Store		Non Same Store		Total
	2016	2015	2016	2015	2016	2015
NOI from consolidated properties	$57,890	$55,453	$1,121	$6,624	$59,011	$62,077
NOI attributable to equity method investments, at ownership share	7,486	6,672	2,299	1,434	9,785	8,106
Total NOI	$65,376	$62,125	$3,420	$8,058	$68,796	$70,183
Less: lease termination revenue	3,770	1,340	90	140	3,860	1,480
Total NOI - excluding lease termination revenue	$61,606	$60,785	$3,330	$7,918	$64,936	$68,703

Pennsylvania Real Estate Investment Trust
Reconciliation of Net Income (Loss) to Net Operating Income from Consolidated Properties (Non-GAAP Measure)
Quarters Ended September 30, 2016 and September 30, 2015
(in thousands)

	2016	2015
Net income (loss)	$2,916	$(36,241)
Other income	(2,600)	(2,216)
Depreciation and amortization	26,820	36,108
General and administrative expenses	8,244	7,554
Provision for employee separation expense	162	136
Acquisition costs and other expenses	1,080	427
Interest expense, net	17,198	19,668
Impairment of assets	9,865	51,412
Equity in income of partnerships	(4,643)	(2,385)
Gains on sales of interests in real estate	(31)	(12,386)
NOI from consolidated properties (Non-GAAP)	$59,011	$62,077

	Same Store		Non Same Store		Total
	2016	2015	2016	2015	2016	2015
Real estate revenue
Base rent	$59,350	$58,528	$838	$9,850	$60,188	$68,378
Expense reimbursements	28,955	29,432	104	2,358	29,059	31,790
Percentage rent	824	782	1	84	825	866
Lease termination revenue	2,963	1,291	49	140	3,012	1,431
Other real estate revenue	2,062	1,953	1,114	402	3,176	2,355
Total real estate revenue	94,154	91,986	2,106	12,834	96,260	104,820
Property operating expenses
CAM and real estate taxes	(28,601)	(28,577)	(772)	(4,426)	(29,373)	(33,003)
Utilities	(4,726)	(4,624)	(27)	(686)	(4,753)	(5,310)
Other property operating expenses	(2,937)	(3,332)	(186)	(1,098)	(3,123)	(4,430)
Total property operating expenses	(36,264)	(36,533)	(985)	(6,210)	(37,249)	(42,743)
NOI from consolidated properties (Non-GAAP)	$57,890	$55,453	$1,121	$6,624	$59,011	$62,077

Pennsylvania Real Estate Investment Trust
Reconciliation of Equity in Income of Partnerships to Net Operating Income from Equity Method Investments, at Ownership Share (Non-GAAP Measure)
Quarters Ended September 30, 2016 and September 30, 2015
(in thousands)

	2016	2015
Equity in income of partnerships	$4,643	$2,385
Depreciation and amortization	2,571	3,142
Interest expense and other expenses, net	2,571	2,579
NOI from equity method investments at ownership share (Non-GAAP)	$9,785	$8,106

	Same Store		Non Same Store		Total
	2016	2015	2016	2015	2016	2015
Real estate revenue
Base rent	$6,289	$6,135	$2,315	$2,093	$8,604	$8,228
Expense reimbursements	2,634	2,754	910	490	3,544	3,244
Percentage rent	34	4	44	6	78	10
Lease termination revenue	807	49	41	—	848	49
Other real estate revenue	173	177	248	328	421	505
Total real estate revenue	9,937	9,119	3,558	2,917	13,495	12,036
Property operating expenses
CAM and real estate taxes	(1,786)	(1,833)	(776)	(1,030)	(2,562)	(2,863)
Utilities	(165)	(148)	(272)	(218)	(437)	(366)
Other property operating expenses	(500)	(466)	(211)	(235)	(711)	(701)
Total property operating expenses	(2,451)	(2,447)	(1,259)	(1,483)	(3,710)	(3,930)
NOI from equity method investments at ownership share (Non-GAAP)	$7,486	$6,672	$2,299	$1,434	$9,785	$8,106

Pennsylvania Real Estate Investment Trust
Reconciliation of Net Income (Loss) to Net Operating Income
Consolidated Properties and Equity Method Investments, at Ownership Share (Non-GAAP Measure)
Nine Months Ended September 30, 2016 and September 30, 2015
(in thousands)

The table below reconciles net income (loss) to NOI for our consolidated properties for the nine months ended September 30, 2016 and 2015.

	Nine Months Ended September 30,
	2016	2015
Net income (loss)	$14,014	$(84,846)
Other income	(4,630)	(4,300)
Depreciation and amortization	92,217	105,938
General and administrative expenses	25,713	25,624
Employee separation expenses	1,355	136
Acquisition and other expenses	1,374	5,696
Interest expense	53,611	60,939
Impairment of assets	24,589	86,319
Equity in income of partnerships	(12,718)	(6,499)
Gains on sales of interests in real estate, net	(22,953)	(12,386)
Gains on sales of non operating real estate	(9)	(43)
Net operating income - consolidated properties	$172,563	$176,578

The table below reconciles equity in income of partnerships to NOI of equity method investments at ownership share for the nine months ended September 30, 2016 and 2015.

	Nine Months Ended September 30,
	2016	2015
Equity in income of partnerships	$12,718	$6,499
Depreciation and amortization	7,591	9,365
Interest and other expenses, net	7,729	7,826
Net operating income from equity method investments at ownership share	$28,038	$23,690

The table below presents total NOI and NOI excluding lease terminations for the nine months ended September 30, 2016 and 2015.

	Nine Months Ended September 30,
	2016	2015
Consolidated properties	$172,563	$176,578
Equity method investments at ownership share	28,038	23,690
Total NOI	200,601	200,268
Less: Lease termination revenue	4,158	1,961
Total NOI excluding lease termination revenue	$196,443	$198,307

Pennsylvania Real Estate Investment Trust
Reconciliation of Net Income (Loss) to Net Operating Income (Non-GAAP Measure)
Consolidated Properties and Equity Method Investments, at Ownership Share
Quarters Ended March 31, 2016 and 2015 and June 30, 2016 and 2015
(in thousands)

The table below reconciles net income (loss) to NOI of our consolidated properties for the quarters ended March 31, 2016 and 2015, and June 30, 2016 and 2015.

	Three Months Ended March 31,		Three Months Ended June 30,
	2016	2015	2016	2015
Net income (loss)	$1,929	$(13,937)	$9,169	$(34,666)
Other income	(516)	(1,274)	(1,514)	(811)
Depreciation and amortization	33,735	33,189	31,662	36,641
General and administrative expenses	8,586	8,943	8,883	9,126
Provision for employee separation expense	535	—	658	—
Acquisition costs and other expenses	51	4,451	243	817
Interest expense, net	19,346	20,145	17,067	21,126
Impairment of assets	606	6,240	14,118	28,667
Equity in income of partnerships	(3,883)	(2,083)	(4,192)	(2,032)
Gains on sales of interests in real estate	(2,035)	—	(20,887)	—
Gains on sales of interests in non operating real estate	(9)	(43)	—	—
Net Operating Income - consolidated properties	$58,345	$55,631	$55,207	$58,868
Less: Non Same Store NOI	7,157	6,339	(28)	5,548
Same Store NOI	$51,188	$49,292	$55,235	$53,320
Less: lease termination revenue	171	346	15	55
Total Same Store NOI excluding lease termination revenue	$51,017	$48,946	$55,220	$53,265

The table below reconciles equity in income of partnerships to NOI of equity method investments at ownership share for the quarters ended March 31, 2016 and 2015, and June 30, 2016 and 2015.

	Three Months Ended March 31,		Three Months Ended June 30,
	2016	2015	2016	2015
Equity in income of partnerships	$3,883	$2,083	$4,192	$2,032
Depreciation and amortization	2,434	3,212	2,584	3,011
Interest expense and other expenses, net	2,581	2,667	2,578	2,580
Net Operating Income from equity method investments at ownership share	$8,898	$7,962	$9,354	$7,623
Less: Non Same Store NOI	2,217	1,492	2,303	1,022
Same Store NOI	$6,681	$6,470	$7,051	$6,601
Less: lease termination revenue	—	—	45	15
Total Same Store NOI excluding lease termination revenue	$6,681	$6,470	$7,006	$6,586

Pennsylvania Real Estate Investment Trust
Reconciliation of Net Income to Funds From Operations and Funds Available for Distribution
(in thousands, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
(in thousands, except per share amounts)	2016	2015	2016	2015
Net income (loss)	$2,916	$(36,241)	$14,014	$(84,846)
Depreciation and amortization on real estate
Consolidated properties	26,448	35,730	91,109	104,802
PREIT's share of equity method investments	2,571	3,142	7,591	9,365
Gains on sales of interests in real estate	(31)	(12,386)	(22,953)	(12,386)
Impairment of assets	9,865	51,412	24,589	86,319
Dividends on preferred shares	(3,962)	(3,962)	(11,886)	(11,886)
Funds from operations attributable to common shareholders and OP Unit holders	$37,807	$37,695	$102,464	$91,368
Accelerated amortization of financing costs and prepayment penalty	—	41	—	1,071
Acquisition costs	—	2	—	3,470
Provision for employee separation expense	162	136	1,355	136
Loss on hedge ineffectiveness	—	—	143	512
Funds from operations, as adjusted, attributable to common shareholders and OP Unit holders	$37,969	$37,874	$103,962	$96,557
Funds available for distribution
Funds from operations, as adjusted, attributable to common shareholders and OP Unit holders	$37,969	$37,874	$103,962	$96,557
Adjustments:
Straight line rent	$(662)	$(806)	$(2,177)	$(1,764)
Recurring capital expenditures	(6,359)	(6,224)	(10,769)	(9,847)
Tenant allowances	(10,056)	(5,787)	(23,046)	(16,661)
Capitalized leasing costs	(1,378)	(1,610)	(4,395)	(4,837)
Amortization of above- and below-market lease intangibles	(51)	(110)	(550)	(105)
Funds available for distribution to common shareholders and OP Unit holders	$19,463	23,337	63,025	63,343
Funds from operations attributable to common shareholders and OP Unit holders per diluted share and OP Unit	$0.49	$0.49	$1.32	$1.21
Funds from operations, as adjusted, attributable to common shareholders and OP Unit holders per diluted share and OP Unit	$0.49	$0.49	$1.34	$1.28
Funds available for distribution to common shareholders and OP Unit holders per diluted share and OP Unit	$0.25	$0.30	$0.81	$0.84
PAYOUT RATIOS (1)
Payout ratio of funds from operations attributable to common shareholders and OP Unit holders			44.3%	46.1%
Payout ratio of funds from operations attributable to common shareholders and OP Unit holders, as adjusted			43.1%	44.1%
Payout ratio of funds available for distribution attributable to common shareholders and OP Unit holders			71.2%	76.9%
Weighted average number of shares outstanding	69,129	68,807	69,065	68,710
Weighted average effect of full conversion of OP Units	8,319	8,345	8,328	6,320
Effect of common share equivalents	361	352	386	423
Total weighted average shares outstanding, including OP Units	77,809	77,504	77,779	75,453

(1)	Twelve months ended September 30, 2016 and September 30, 2015, respectively.

Pennsylvania Real Estate Investment Trust
Leasing Activity Summary - Quarter Ended September 30, 2016

						Initial Gross Rent Spread (1)		Avg Rent Spread (2)	Annualized Tenant Improvements psf (3)
	Number	GLA	Term	Initial Rent psf	Prev Rent psf	$	%	%
Non Anchor
New Leases
Under 10k sf	24	50,599	7.5	$59.71	N/A	N/A	N/A	N/A	$11.73
Over 10k sf	—	—	—	—	N/A	N/A	N/A	N/A	—
Total New Leases	24	50,599	7.5	$59.71	N/A	N/A	N/A	N/A	$11.73
Renewal Leases
Under 10k sf	36	105,880	4.3	50.42	48.24	2.18	4.5%	12.0%	$0.39
Over 10k sf	4	105,957	3.5	14.26	13.41	0.85	6.3%	8.0%	—
Total Fixed Rent	40	211,837	4.2	$32.33	$30.82	$1.51	4.9%	11.2%	$0.21
Percentage in Lieu	2	12,402	2.0	14.99	22.73	(7.74)	(34.1)%	N/A	—
Total Renewal Leases	42	224,239	4.1	$31.37	$30.37	$1.00	3.3%	N/A	$0.21
Total Non Anchor (4)	66	274,838	5.3	$36.59
Anchor
Renewal Leases	3	427,899	6.7	$4.82	$4.58	$0.24	5.2%	N/A	$0.27
Total (4)	3	427,899	6.7	$4.82

(1)
Initial renewal spread is computed by comparing the initial rent psf in the new lease to the final rent psf amount in the expiring lease. For purposes of this computation, the rent amount includes minimum rent, CAM charges, estimated real estate tax reimbursements and marketing charges, but excludes percentage rent. In certain cases, a lower rent amount may be payable for a period of time until specified conditions in the lease are satisfied.

(2)
Average renewal spread is computed by comparing the average rent psf over the new lease term to the final rent psf amount in the expiring lease. For purposes of this computation, the rent amount includes minimum rent and fixed CAM charges, but excludes pro rata CAM charges, estimated real estate tax reimbursements, marketing charges and percentage rent.

(3)	These leasing costs are presented as annualized costs per square foot and are spread uniformly over the initial lease term.

(4)	Includes seven leases and 26,111 square feet of GLA with respect to our unconsolidated partnerships.

Pennsylvania Real Estate Investment Trust
Leasing Activity Summary - Nine Months Ended September 30, 2016

						Initial Gross Rent Spread (1)		Avg Rent Spread (2)	Annualized Tenant Improvements psf (3)
	Number	GLA	Term	Initial Rent psf	Prev Rent psf	$	%	%
Non Anchor
New Leases
Under 10k sf	77	179,635	7.5	$55.97	N/A	N/A	N/A	N/A	$9.03
Over 10k sf	4	110,153	10.0	19.07	N/A	N/A	N/A	N/A	9.48
Total New Leases	81	289,788	7.6	$41.94	N/A	N/A	N/A	N/A	$9.20
Renewal Leases
Under 10k sf	136	360,564	4.0	$55.20	$51.17	$4.03	7.9%	15.5%	$0.33
Over 10k sf	6	147,035	4.0	15.45	14.42	1.03	7.1%	8.5%	—
Total Fixed Rent	142	507,599	4.0	$43.69	$40.52	$3.17	7.8%	14.8%	$0.23
Percentage in Lieu	9	56,966	2.3	14.66	15.66	(1.00)	(6.4)%	N/A	—
Total Renewal Leases	151	564,565	3.9	$40.76	$38.02	$2.74	7.2%	N/A	$0.22
Total Non Anchor (4)	232	854,353	5.2	$41.16
Anchor
New Leases	1	90,000	10.0	$16.60	N/A	N/A	N/A	N/A	$3.68
Renewal Leases	9	916,298	5.1	4.10	3.97	0.13	3.3%	N/A	0.16
Total (4)	10	1,006,298	5.5	$5.22

(1)
Initial renewal spread is computed by comparing the initial rent psf in the new lease to the final rent psf amount in the expiring lease. For purposes of this computation, the rent amount includes minimum rent, CAM charges, estimated real estate tax reimbursements and marketing charges, but excludes percentage rent. In certain cases, a lower rent amount may be payable for a period of time until specified conditions in the lease are satisfied.

(2)
Average renewal spread is computed by comparing the average rent psf over the new lease term to the final rent psf amount in the expiring lease. For purposes of this computation, the rent amount includes minimum rent and fixed CAM charges, but excludes pro rata CAM charges, estimated real estate tax reimbursements, marketing charges and percentage rent.

(3)	These leasing costs are presented as annualized costs per square foot and are spread uniformly over the initial lease term.

(4)	Includes 22 leases and 53,022 square feet of GLA with respect to our unconsolidated partnerships.

Pennsylvania Real Estate Investment Trust
Summarized Sales and Rent Per Square Foot and Occupancy Percentages

	September 30, 2016								September 30, 2015
	% Rolling 12 Mo. NOI	Avg. Comp Sales	Avg. Gross Rent(1)(2)	Occ. Cost	Actual Occupancy		Leased Occupancy		% Rolling 12 Mo. NOI	Avg. Comp Sales	Avg. Gross Rent(1)(2)	Occ. Cost	Occupancy
					Total	Non-Anchor	Total	Non-Anchor					Total	Non-Anchor

Premier Malls	36.0%	$577	$72.91	13.1%	96.1%	94.2%	96.6%	94.8%	35.4%	$572	$71.97	13.0%	97.3%	96.0%
Core Growth Malls - Major Markets	26.3%	$391	$48.15	13.1%	93.0%	91.1%	95.5%	93.6%	27.4%	$382	$47.08	13.2%	92.9%	92.1%
Core Growth Malls - Market Dominant	17.5%	$399	$44.80	12.2%	97.4%	94.5%	97.7%	95.2%	18.0%	$377	$44.07	12.4%	96.6%	92.5%
Total Premier and Core Growth Malls	79.8%	$461	$55.89	12.9%	95.2%	93.0%	96.5%	94.4%	80.8%	$452	$54.93	12.9%	95.3%	93.5%
Held for Sale Mall	2.0%	$303	$29.98	12.2%	75.0%	89.4%	75.0%	89.4%	2.0%	$292	$28.49	12.3%	95.8%	90.8%
Total Same Store Malls	81.8%	$457	$54.95	12.9%	93.9%	92.8%	95.1%	94.2%	82.8%	$448	$53.93	12.9%	95.3%	93.3%
Non Same Store Mall	6.1%	$513	$70.05	14.5%	89.0%	85.2%	91.2%	88.2%	2.5%	N/A	$62.89	N/A	81.3%	74.8%
Total Malls	87.9%	$460	$55.78	13.0%	93.6%	92.2%	94.9%	93.7%	85.3%	$448	$54.36	12.9%	94.5%	91.9%
Other Retail Properties	4.6%	N/A	$26.82	N/A	93.8%	93.3%	94.0%	93.4%	3.6%	N/A	$24.80	N/A	94.6%	94.2%
Total Retail Properties	92.5%	N/A	$49.49	N/A	93.6%	92.3%	94.8%	93.6%	88.9%	N/A	$47.92	N/A	94.5%	92.2%
Sold Properties (3)	4.3%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	9.2%	$292	$28.85	N/A	91.5%	87.3%
Other Properties (4)	3.2%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	1.9%	N/A	N/A	N/A	N/A	N/A
Total Portfolio	100.0%	$460	$49.49		93.6%	92.3%	94.8%	93.6%	100.0%	$424	$45.52		94.0%	91.5%

(1)
Average gross rent for malls includes all non-anchor space owned by the Company and leased to tenants that occupy individual spaces of less than 10,000 square feet. Average gross rent for other retail properties includes all non-anchor space owned by the Company regardless of size.

(2)	Average gross rent for mall tenants greater than 10,000 sf was $20.91 per square foot as of September 30, 2016 and $20.78 per square foot as of September 30, 2015.

(3)
Sold properties include Gadsden Mall, Lycoming Mall, New River Valley Mall, Palmer Park Mall, Voorhees Town Center, Washington Crown Center, Wiregrass Commons Mall, and two street level retail properties. Average comp sales information as of September 30, 2015 includes Gadsden Mall, Lycoming Mall, New River Valley Mall, Palmer Park Mall, Voorhees Town Center, Washington Crown Center and Wiregrass Commons Mall.

(4)	Operating metrics for Fashion Outlets of Philadelphia as of September 30, 2016 and 2015, respectively, are excluded because the property is under redevelopment.

Pennsylvania Real Estate Investment Trust
Mall Occupancy Percentage and Sales Per Square Foot

	September 30, 2016			September 30, 2015			Change
	Avg Comp Sales (1)(2)	Total Occ % (2)	Non Anchor Occup. % (2)	Avg Comp Sales (1)(2)	Total Occ % (2)	Non Anchor Occup. % (2)	Avg Comp Sales (1)(2)	Total Occ % (2)	Non Anchor Occup. % (2)
Premier Malls
Cherry Hill Mall	$651	93.5%	92.2%	$661	96.2%	95.4%	(1.5)%	(2.7)%	(3.2)%
Willow Grove Park	610	96.8%	93.4%	577	98.8%	97.6%	5.7%	(2.0)%	(4.2)%
Lehigh Valley Mall	562	97.1%	95.3%	569	95.9%	93.3%	(1.2)%	1.2%	2.0%
Woodland Mall	541	96.9%	96.9%	553	98.6%	98.6%	(2.2)%	(1.7)%	(1.7)%
Jacksonville Mall	494	97.9%	95.9%	490	97.6%	95.3%	0.8%	0.3%	0.6%
Dartmouth Mall	459	95.3%	92.2%	428	98.3%	97.2%	7.2%	(3.0)%	(5.0)%
Premier Malls weighted average	$577	96.1%	94.2%	$572	97.3%	96.0%	0.9%	(1.2)%	(1.8)%
Core Growth Malls - Major Markets
The Mall at Prince Georges	$455	96.4%	92.3%	$460	98.2%	96.2%	(1.1)%	(1.8)%	(3.9)%
Patrick Henry Mall	436	88.9%	83.8%	420	96.3%	94.6%	3.8%	(7.4)%	(10.8)%
Valley Mall	420	98.3%	97.1%	397	95.2%	91.7%	5.8%	3.1%	5.4%
Springfield Mall	410	93.5%	93.5%	407	95.8%	95.8%	0.7%	(2.3)%	(2.3)%
Cumberland Mall	375	96.3%	94.4%	333	89.6%	93.2%	12.6%	6.7%	1.2%
Moorestown Mall	369	95.0%	89.1%	356	94.4%	87.4%	3.7%	0.6%	1.7%
Francis Scott Key Mall	360	96.0%	93.8%	364	97.8%	96.6%	(1.1)%	(1.8)%	(2.8)%
Plymouth Meeting Mall	336	95.5%	93.0%	320	94.3%	91.3%	5.0%	1.2%	1.7%
Exton Square Mall	333	77.8%	81.0%	338	78.5%	82.5%	(1.5)%	(0.7)%	(1.5)%
Core Growth Malls - Major Markets weighted average	$391	93.0%	91.1%	$382	92.9%	92.1%	2.4%	0.1%	(1.0)%
Core Growth Malls - Market Dominant
Viewmont Mall	$443	99.0%	98.2%	$430	98.3%	95.7%	3.0%	0.7%	2.5%
Magnolia Mall	431	98.4%	96.4%	375	98.8%	97.2%	14.9%	(0.4)%	(0.8)%
Capital City Mall	424	96.2%	93.6%	388	97.1%	94.7%	9.3%	(0.9)%	(1.1)%
Valley View Mall	399	97.1%	96.1%	381	95.1%	93.4%	4.7%	2.0%	2.7%
Wyoming Valley Mall	395	97.4%	92.5%	388	96.0%	88.7%	1.8%	1.4%	3.8%
Crossroads Mall	375	97.4%	94.2%	380	95.4%	89.9%	(1.3)%	2.0%	4.3%
Logan Valley Mall	335	96.6%	92.0%	327	95.4%	89.0%	2.4%	1.2%	3.0%
Core Growth Malls - Market Dominant weighted average	$399	97.4%	94.5%	$377	96.6%	92.5%	5.8%	0.8%	2.0%
Premier and Core Growth Malls weighted average	$461	95.2%	93.0%	$452	95.3%	93.5%	2.0%	(0.1)%	(0.5)%
Beaver Valley Mall - Held for Sale	$303	75.0%	89.4%	$292	95.8%	90.8%	3.8%	(20.8)%	(1.4)%
Total Same Store Malls weighted average	$457	93.9%	92.8%	$448	95.3%	93.3%	2.0%	(1.4)%	(0.5)%
Non Same Store Mall
Springfield Town Center	$513	89.0%	85.2%	N/A	81.3%	74.8%	N/A	7.7%	10.4%
Total Malls weighted average	$460	93.6%	92.2%	$448	94.5%	91.9%	2.7%	(0.9)%	0.3%
Sold Malls weighted average	N/A	N/A	N/A	$292	91.5%	87.2%	N/A	N/A	N/A
Total Malls weighted average, as reported	$460	93.6%	92.2%	$424	94.0%	91.1%	8.5%	(0.4)%	1.1%

(1)
Based on reported sales by all comparable non-anchor tenants that lease individual spaces of less than 10,000 square feet and have occupied the space for at least 24 months excluding Springfield Town Center which is 12 months.

(2)	Average comp sales and total and non anchor occupancy for Fashion Outlets of Philadelphia as of September 30, 2016 and 2015, respectively, are excluded because the property is under redevelopment.

Pennsylvania Real Estate Investment Trust
Top Twenty Tenants

Tenant	Brands	Total Number of Locations (1)	Percentage of Annualized Gross Rent (2)
L Brands, Inc.	Bath & Body Works, Henri Bendel, Pink, Victoria's Secret	51	3.7%
Foot Locker, Inc.	Champs, Foot Locker, Footaction, House of Hoops by Foot Locker, Kids Foot Locker, Lady Foot Locker, Nike Yardline	53	3.6%
Signet Jewelers Limited	J.B. Robinson Jewelers, Kay Jewelers, LeRoy's, Marks and Morgan Jewelers, Piercing Pagoda, Plumb Gold, Shaw's Jewelers, Silver & Gold Connection, Totally Pagoda, Zale's Jewelers	80	3.2%
Gap, Inc.	Banana Republic, Gap/Gap Kids/Gap Outlet/Baby Gap, Old Navy	29	2.7%
American Eagle Outfitters, Inc.	Aerie, American Eagle Outfitters	27	2.6%
J.C. Penney Company, Inc.	JC Penney	19	2.5%
Dick's Sporting Goods, Inc. (3)	Dick's Sporting Goods, Field & Stream	10	2.0%
Ascena Retail Group, Inc.	Ann Taylor, Dress Barn, Justice, Lane Bryant, Loft, Maurices	39	1.9%
Macy's, Inc. (4)	Bloomingdale's, Macy's	21	1.8%
Genesco, Inc.	Hat Shack, Hat World, Johnston & Murphy, Journey's, Journey's Kidz, Lids, Lids Locker Room, Shi by Journey's, Underground by Journey's	56	1.7%
Forever 21, Inc.	Forever 21	9	1.4%
Luxottica Group S.p.A.	Lenscrafters, Pearle Vision, Sunglass Hut/Watch Station	36	1.4%
Advent CR Holdings, Inc.	Charlotte Russe	16	1.3%
Regal Entertainment Group	Regal Cinemas	4	1.3%
The Children's Place Retail Stores, Inc.	The Children's Place	20	1.1%
Abercrombie & Fitch Co.	abercrombie, Abercrombie & Fitch, Hollister Co.	12	1.1%
Boscov's Department Store	Boscov's	6	1.0%
Darden Concepts, Inc.	Bahama Breeze, Capital Grille, Olive Garden, Seasons 52, Yard House	8	1.0%
Shoe Show, Inc.	Shoe Dept., Shoe Dept. Encore	18	0.9%
Sears Holding Corporation	Sears	14	0.9%
Total Top 20 Tenants		528	37.1%
Total Leases		2,207	100.0%

(1)	Excludes tenants from Fashion Outlets of Philadelphia.

(2)	Includes our share of tenant gross rent from partnership properties based on PREIT’s ownership percentage in the respective equity method investments as of September 30, 2016.

(3)	Dick's Sporting Goods/Field & Stream concept will replace Sears at Viewmont Mall in 2017. Dick's Sporting Goods at Cumberland Mall opened in October 2016.

(4)	Includes a tenant owned store at Valley Mall which the tenant closed in March 2016.

Pennsylvania Real Estate Investment Trust
Lease Expirations as of September 30, 2016
(dollars in thousands except psf amounts)

Non-Anchors (1)
		Gross Leasable Area		Annualized Gross Rent
Lease Expiration Year	Number of Leases Expiring	Expiring GLA (2)	Percent of Total	Gross Rent in Expiring Year	PREIT’s Share of Gross Rent in Expiring Year (3)	Percent of PREIT’s Total	Average Expiring Gross Rent psf
2015 and Prior	104	287,999	3.1%	$11,540	$10,751	3.4%	$40.07
2016	84	199,221	2.2%	10,218	9,265	2.9%	51.29
2017	374	995,738	10.8%	46,423	41,847	13.2%	46.62
2018	270	1,196,345	12.9%	44,208	40,251	12.7%	36.95
2019	236	909,613	9.8%	36,061	32,421	10.2%	39.64
2020	200	1,134,868	12.3%	33,920	29,085	9.2%	29.89
2021	169	859,922	9.3%	30,399	25,861	8.2%	35.35
2022	112	464,299	5.0%	21,192	18,398	5.8%	45.64
2023	119	656,049	7.1%	25,870	23,222	7.3%	39.43
2024	142	548,177	5.9%	28,608	26,732	8.4%	52.19
2025	193	828,120	9.0%	37,989	28,654	9.0%	45.87
Thereafter	152	1,168,547	12.6%	38,356	30,885	9.7%	32.82
Total/Average	2,155	9,248,898	100.0%	$364,784	$317,372	100.0%	$39.44

Anchors (1)
		Gross Leasable Area		Annualized Gross Rent
Lease Expiration Year	Number of Leases Expiring (4)	Expiring GLA	Percent of Total	Gross Rent in Expiring Year	PREIT’s Share of Gross Rent in Expiring Year (3)	Percent of PREIT’s Total	Average Expiring Gross Rent psf
2017	6	844,770	12.6%	$2,072	$1,721	6.0%	$2.45
2018	4	543,090	8.1%	2,682	2,682	9.3%	4.94
2019	11	1,388,779	20.8%	5,099	5,099	17.7%	3.67
2020	8	1,027,661	15.4%	5,636	5,636	19.6%	5.48
2021	10	1,069,789	16.0%	5,903	4,695	16.3%	5.52
2022	7	897,787	13.4%	4,511	4,511	15.6%	5.02
2023	—	—	—%	—	—	—%	N/A
2024	—	—	—%	—	—	—%	N/A
2025	2	390,245	5.8%	1,270	1,270	4.4%	3.25
Thereafter	4	526,048	7.9%	3,197	3,197	11.1%	6.08
Total/Average	52	6,688,169	100.0%	$30,370	$28,811	100.0%	$4.54

(1)	Only includes owned space. Excludes tenants from Fashion Outlets of Philadelphia.

(2)	Does not include tenants occupying space under license agreements with initial terms of less than one year. The GLA of these tenants is 395,908 square feet.

(3)	Includes our share of tenant rent from partnership properties based on PREIT’s ownership percentage in the respective equity method investments.

(4)	Accounts for all contiguous anchor space as one lease.

Pennsylvania Real Estate Investment Trust
Property Information as of September 30, 2016

		Landlord Owned Anchors/Large Format Non Anchor			Anchor Stores Not Owned		Non-anchor occupied
Properties	Location	Tenant	Exp Year	Anchor GLA	Tenant	GLA	Large Format	Small Shop	Vacant	Total GLA
Premier Malls
Cherry Hill Mall	Cherry Hill, NJ	Nordstrom	2025	138,000	JCPenney	174,285	216,742	417,567	53,505	1,304,699
					Macy's	304,600
Dartmouth Mall	Dartmouth, MA	JCPenney	2019	100,020	Macy's	140,000	82,696	169,110	24,947	670,201
		Sears	2021	108,440
		AMC Theaters	2026				44,988
Jacksonville Mall	Jacksonville, NC	Belk	2021	72,510			112,810	129,682	10,487	495,094
		JCPenney	2020	51,812
		Sears	2021	117,793
Lehigh Valley Mall	Allentown, PA	Boscov's	2017	164,694	JCPenney	207,292	179,478	378,068	27,767	1,169,299
		Macy's	2017	212,000
Springfield Town Center	Springfield, VA	Macy's	2025	252,245	JCPenney	209,144	157,504	301,521	108,317	1,346,358
					Target	180,841
		Dick's Sporting Goods	2025				53,891
		Nordstrom Rack	2025				33,107
		Regal Cinemas	2029				49,788
		Saks OFF 5th	2026				29,438
Willow Grove Park	Willow Grove, PA	JCPenney	2032	124,660	Macy's	237,537	78,250	272,739	24,695	1,178,797
		Macy's	2022	225,000	Sears	175,584
		Nordstrom Rack	2022	40,332
Woodland Mall	Grand Rapids, MI				JCPenney	254,905	163,473	262,603	13,640	1,164,902
					Macy's	157,316
					Sears	312,965
Total Premier Malls				1,607,506		2,354,469	1,202,165	1,931,290	263,358	7,329,350

Pennsylvania Real Estate Investment Trust
Property Information as of September 30, 2016 (continued)

		Landlord Owned Anchors/Large Format Non Anchor			Anchor Stores Not Owned		Non-anchor occupied
Properties	Location	Tenant	Exp Year	Anchor GLA	Tenant	GLA	Large Format	Small Shop	Vacant	Total GLA
Core Growth Malls - Major Markets
Cumberland Mall	Vineland, NJ	Burlington Coat Factory	2019	80,983	BJ's Wholesale Club	117,889	189,559	151,894	22,902	895,026
		The Home Depot	2019	132,013	Boscov's	155,341
		Regal Cinemas	2019				44,445
Exton Square Mall (1)	Exton, PA	Boscov's	2019	178,000	Macy's	181,200	68,269	239,580	180,128	991,478
		Sears	2019	144,301
Francis Scott Key Mall	Frederick, MD	JCPenney	2021	101,293	Macy's	139,333	129,702	190,137	24,542	756,040
		Sears	2018	120,883
		Dick's Sporting Goods	2025				50,150
Moorestown Mall	Moorestown, NJ	Boscov's	2020	202,765	Lord & Taylor	121,200	47,918	198,950	37,161	1,071,428
		Sears	2022	205,591	Macy's	200,000
		Regal Cinemas	2028				57,843
Patrick Henry Mall	Newport News, VA	Dick's Sporting Goods	2022	50,250	Dillard's	144,157	37,758	210,041	47,941	715,359
		JCPenney	2020	85,212	Macy's	140,000
Plymouth Meeting Mall	Plymouth Meeting, PA	Boscov's	2021	188,429	Macy's	214,635	150,414	227,914	32,079	926,626
		Whole Foods	2029	65,155
		AMC Theaters	2027				48,000
The Mall at Prince Georges	Hyattsville, MD	JCPenney	2021	148,778			154,670	247,873	33,348	915,510
		Macy's	2018	195,655
		Target	2019	135,186
Springfield Mall	Springfield, PA				Macy's	192,000	10,287	198,477	14,530	611,193
					Target	195,899
Valley Mall	Hagerstown, MD	Bon -Ton	2019	123,094	Macy's (2)	120,000	95,023	229,828	11,224	860,024
		JCPenney	2019	157,455	Sears	123,400
		Regal Cinemas	2020				53,059
Total Core Growth Malls - Major Markets				2,315,043		2,045,054	1,084,038	1,894,694	403,855	7,742,684
(continued on next page)

Pennsylvania Real Estate Investment Trust
Property Information as of September 30, 2016 (continued)

		Landlord Owned Anchors/Large Format Non Anchor			Anchor Stores Not Owned		Non-anchor occupied
Properties	Location	Tenant	Exp Year	Anchor GLA	Tenant	GLA	Large Format	Small Shop	Vacant	Total GLA
Core Growth Malls - Market Dominant
Capital City Mall	Camp Hill, PA	JCPenney	2020	102,825	Macy's	120,000	53,787	171,931	19,030	619,351
		Sears	2019	101,476
		Field and Stream	2031				50,302
Crossroads Mall	Mount Hope, WV	Belk	2019	77,688			29,108	127,489	12,390	468,198
		JCPenney	2021	89,948
		Sears	2017	86,575
		Dick's Sporting Goods	2022				45,000
Logan Valley Mall	Jacksonville, NC	JCPenney	2022	146,497			101,388	204,330	26,479	786,454
		Macy's	2020	149,197
		Sears	2019	158,563
Magnolia Mall	Florence, SC	Belk	2021	115,793			54,310	166,363	9,978	618,769
		Best Buy	2018	32,054
		JCPenney	2022	104,107
		Sears	2017	91,164
		Dick's Sporting Goods	2018				45,000
Valley View Mall	La Crosse, WI	JCPenney	2020	96,357	Herberger's	41,344	53,368	169,090	10,849	629,260
					Macy's	100,000
					Sears	113,252
		Dick's Sporting Goods	2025				45,000
Viewmont Mall	Scranton, PA	JCPenney	2020	193,112	Macy's	139,801	76,053	164,219	4,470	577,655
Wyoming Valley Mall	Wilkes-Barre, PA	Bon-Ton	2027	155,392			111,330	182,887	23,970	910,297
		JCPenney	2017	172,860
		Macy's	2020	146,381
		Sears	2017	117,477
Total Core Growth Malls - Market Dominant				2,137,466		514,397	664,646	1,186,309	107,166	4,609,984
(continued on next page)

Pennsylvania Real Estate Investment Trust
Property Information as of September 30, 2016 (continued)

		Landlord Owned Anchors/Large Format Non Anchor			Anchor Stores Not Owned		Non-anchor occupied
Properties	Location	Tenant	Exp Year	Anchor GLA	Tenant	GLA	Large Format	Small Shop	Vacant	Total GLA
Held for Sale Mall
Beaver Valley Mall (3)	Monaca, PA	Boscov's	2018	194,498	Macy's	204,770	161,465	184,411	237,204	1,153,809
		JCPenney	2022	126,010
		Dick's Sporting Goods	2018				45,451
Total Held for Sale Mall				320,508		204,770	206,916	184,411	237,204	1,153,809

Other Retail Properties
Gloucester Premium Outlets	Blackwood, NJ						37,303	299,401	33,210	369,914
Metroplex Shopping Center	Plymouth Meeting, PA	Giant Food Store	2021	67,185	Lowe's	163,215	287,711	56,292	—	778,190
					Target	137,514
		Dick's Sporting Goods	2020				41,593
		Saks OFF 5th	2026				24,680
The Court at Oxford Valley	Fairless Hills, PA	Best Buy	2021	59,620	BJ's Wholesale Club	116,872	282,733	54,141	11,028	704,526
					The Home Depot	130,751
		Dick's Sporting Goods	2021				49,381
Red Rose Commons	Lancaster, PA				The Home Depot	134,558	204,994	6,106	52,191	462,881
					Weis Market	65,032
Total Other Retail Properties				126,805		747,942	928,395	415,940	96,429	2,315,511
Portfolio Total				6,507,328		5,866,632	4,139,219	5,612,644	1,108,012	23,233,835

(1)Vacant GLA includes 118,000 square feet from former JCPenney store which closed in the second quarter of 2015.
(2)Macy's closed this tenant owned store in March 2016.
(3)Vacant GLA includes 190,759 square feet from former Sears store which closed in the third quarter of 2016.

Pennsylvania Real Estate Investment Trust
Vacant Anchor Summary

	Former Tenant			Replacement Tenant(s)
Property	Name	GLA	Date Vacated	Name	GLA	Actual/Expected Occupancy Date	Date Decommissioned
Cumberland Mall	JC Penney	51,352	Q315	Dick's Sporting Goods	50,000	Q416	Q315
Exton Square Mall	JC Penney	118,000	Q215	Round 1	51,000	Q416	N/A
Exton Square Mall	K Mart	96,268	Q116	Whole Foods	58,000	Q417	Q216
Valley Mall	Macy's (1)	120,000	Q116	TBD	N/A	N/A	N/A
Viewmont Mall	Sears	193,150	Q316	Dick's Sporting Goods/Field & Stream	90,000	Q417	Q316
				Home Goods	23,000	Q417	Q316
Beaver Valley Mall	Sears	190,759	Q316	TBD	N/A	N/A	N/A

(1)	This space is tenant owned.

Pennsylvania Real Estate Investment Trust
Condensed Balance Sheet
(in thousands, except per share amounts)

	September 30, 2016	December 31, 2015
ASSETS	(unaudited)
Investments in real estate, at cost
Operating properties	$3,207,221	$3,297,520
Construction in progress (CIP)	98,925	64,019
Land held for development	5,908	6,350
Total investments in real estate	3,312,054	3,367,889
Accumulated depreciation	(1,052,550)	(1,015,647)
Net investments in real estate	2,259,504	2,352,242
Investments in partnerships, at equity	166,149	161,029
Other assets:
Cash and cash equivalents	25,384	22,855
Rent and other receivables (1)	31,721	40,324
Intangible assets, net	20,283	22,248
Deferred costs and other assets, net	90,975	75,450
Assets held for sale	30,715	126,244
Total assets	$2,624,731	$2,800,392
LIABILITIES AND EQUITY
Liabilities:
Mortgage loans	$1,227,690	$1,321,331
Term Loans	396,856	398,040
Revolving Facility	115,000	65,000
Tenants’ deposits and deferred rent	15,374	14,631
Distributions in excess of partnership investments	61,617	65,547
Fair value of derivative instruments	6,482	2,756
Liabilities related to assets held for sale	1,093	69,918
Other liabilities	64,048	78,539
Total liabilities	1,888,160	2,015,762
Equity:
Total equity	736,571	784,630
Total liabilities and equity	$2,624,731	$2,800,392

(1)	Total includes straight line rent of $23.8 million as of September 30, 2016 and $24.2 million as of December 31, 2015.

Pennsylvania Real Estate Investment Trust
Investment in Real Estate - Consolidated Properties
(in thousands)

	September 30, 2016				December 31, 2015
	Operating Properties and Land Held for Development	CIP	Accumulated Depreciation	Net Real Estate	Operating Properties and Land Held for Development	CIP	Accumulated Depreciation	Net Real Estate
Malls
Beaver Valley Mall (1)	$—	$—	$—	$—	$75,451	$—	$33,555	$41,896
Capital City Mall	112,232	59	39,925	72,366	108,254	30	37,284	71,000
Cherry Hill Mall	473,550	—	203,188	270,362	472,726	—	185,049	287,677
Crossroads Mall	49,589	—	18,232	31,357	49,253	198	16,811	32,640
Cumberland Mall	72,003	7,346	21,454	57,895	70,791	301	19,560	51,532
Dartmouth Mall	68,879	6	35,579	33,306	67,822	—	33,870	33,952
Exton Square Mall	158,352	18,551	47,932	128,971	157,807	3,919	44,755	116,971
Francis Scott Key Mall	92,595	1,031	34,443	59,183	90,349	—	31,647	58,702
Jacksonville Mall	85,705	—	32,329	53,376	84,467	—	29,963	54,504
Logan Valley Mall	106,393	—	36,729	69,664	101,991	2,381	34,302	70,070
Magnolia Mall	90,752	167	41,801	49,118	90,095	4	39,537	50,562
Moorestown Mall	146,152	4,364	49,933	100,583	144,173	379	44,234	100,318
Patrick Henry Mall	148,460	2,335	61,484	89,311	145,852	—	58,362	87,490
Plymouth Meeting Mall	176,357	3,111	68,487	110,981	174,040	86	61,886	112,240
The Mall at Prince Georges	104,584	2,484	50,757	56,311	103,950	—	48,364	55,586
Springfield Town Center	483,138	—	18,512	464,626	474,984	—	8,545	466,439
Valley Mall	107,806	1,258	38,373	70,691	101,594	892	34,843	67,643
Valley View Mall	79,227	—	24,813	54,414	79,009	—	22,841	56,168
Viewmont Mall	102,101	3,841	36,117	69,825	101,679	22	32,920	68,781
Washington Crown Center (2)	—	—	—	—	52,059	—	18,550	33,509
Willow Grove Park	240,883	—	87,228	153,655	238,499	200	80,707	157,992
Woodland Mall	195,095	356	61,629	133,822	193,801	—	57,033	136,768
Wyoming Valley Mall	113,368	1	43,605	69,764	112,869	—	40,801	72,068
Total Malls	3,207,221	44,910	1,052,550	2,199,581	3,291,515	8,412	1,015,419	2,284,508
Other Retail Properties
Monroe Marketplace	—	—	—	—	1,515	—	86	1,429
Sunrise Plaza	—	—	—	—	—	1,592	—	1,592
Total Other Retail Properties	—	—	—	—	1,515	1,592	86	3,021
Properties Under Development
Springhills	—	19,229	—	19,229	—	19,229	—	19,229
White Clay Point	—	34,786	—	34,786	—	34,786	—	34,786
Total Properties Under Development	—	54,015	—	54,015	—	54,015	—	54,015
Other Properties
Land held for development	5,908	—	—	5,908	6,350	—	—	6,350
Voorhees Town Center Office Building (2)	—	—	—	—	4,490	—	142	4,348
Total Other Properties	5,908	—	—	5,908	10,840	—	142	10,698
Total Development and Other Properties	5,908	54,015	—	59,923	10,840	54,015	142	64,713
Total Investment in Real Estate	$3,213,129	$98,925	$1,052,550	$2,259,504	$3,303,870	$64,019	$1,015,647	$2,352,242

(1)	Investment in real estate has been reclassified to assets held for sale on the balance sheet.

(2)	Property was sold in the third quarter of 2016.

Pennsylvania Real Estate Investment Trust
Investment in Real Estate - Equity Method Investments at Ownership Share
(in thousands)

	September 30, 2016				December 31, 2015
	Operating Properties and Land Held for Development	CIP	Accumulated Depreciation	Net Real Estate	Operating Properties and Land Held for Development	CIP	Accumulated Depreciation	Net Real Estate
Unconsolidated Malls
Fashion Outlets of Philadelphia	$83,923	$73,985	$15,955	$141,953	$84,532	$60,727	$13,381	$131,878
Lehigh Valley Mall	47,467	284	25,878	21,873	46,883	677	24,743	22,817
Springfield Mall	57,532	65	19,258	38,339	57,355	59	18,139	39,275
Total Unconsolidated Malls	188,922	74,334	61,091	202,165	188,770	61,463	56,263	193,970
Unconsolidated Other Retail Properties
Gloucester Premium Outlets	27,826	40	1,251	26,615	25,835	364	414	25,785
Metroplex Shopping Center	42,937	26	24,097	18,866	42,913	30	23,635	19,308
The Court at Oxford Valley	27,335	7	10,523	16,819	27,335	—	10,085	17,250
Red Rose Commons	11,994	3	3,398	8,599	11,421	—	3,239	8,182
Total Unconsolidated Other Retail Properties	110,092	76	39,269	70,899	107,504	394	37,373	70,525
Unconsolidated Properties Under Development
Pavilion at Market East	6,296	785	2,214	4,867	6,296	785	2,132	4,949
Total Unconsolidated Properties Under Development	6,296	785	2,214	4,867	6,296	785	2,132	4,949
TOTAL INVESTMENT IN REAL ESTATE	$305,310	$75,195	$102,574	$277,931	$302,570	$62,642	$95,768	$269,444

Pennsylvania Real Estate Investment Trust
Capital Expenditures
(in thousands)

	Quarter Ended September 30, 2016			Nine Months Ended September 30, 2016
	Consolidated	PREIT's Share of Equity Method Investments	Total	Consolidated	PREIT's Share of Equity Method Investments	Total
Redevelopment projects with incremental GLA and/or anchor replacement (1)	$19,848	$4,148	$23,996	$46,246	$12,917	$59,163
New development projects	—	12	12	—	1,029	1,029
Renovation with no incremental GLA	—	—	—	101	—	101
Tenant allowances	9,826	230	10,056	22,423	623	23,046
Recurring capital expenditures:
CAM expenditures	5,567	172	5,739	8,877	386	9,263
Non-CAM expenditures	612	8	620	1,024	482	1,506
Total recurring capital expenditures	6,179	180	6,359	9,901	868	10,769
Total	$35,853	$4,570	$40,423	$78,671	$15,437	$94,108

(1)	Net of any tenant reimbursements, parcel sales, tax credits or other incentives.

Pennsylvania Real Estate Investment Trust
Debt Analysis as of September 30, 2016
(in thousands)

	Outstanding Debt
	Fixed Rate (1)	% of Total Indebtedness	Variable Rate	% of Total Indebtedness	Total	% of Total Indebtedness
Consolidated mortgage loans payable (2)	$1,226,699	62.9%	$5,844	0.3%	$1,232,543	63.2%
Unconsolidated mortgage loans payable (3)	178,014	9.1%	23,879	1.2%	201,893	10.3%
Term Loans (4)	378,050	19.4%	21,950	1.2%	400,000	20.6%
2013 Revolving Facility	—	—%	115,000	5.9%	115,000	5.9%
TOTAL OUTSTANDING DEBT	$1,782,763	91.4%	$166,673	8.6%	$1,949,436	100.0%
AVERAGE STATED INTEREST RATE	4.07%		1.95%		3.89%

(1)	Includes variable rate debt swapped to fixed rate debt.

(2)	Excludes deferred financing costs of $4,853.

(3)	Reflects our share of debt of equity method investees. Excludes our share of deferred financing costs of $676.

(4)	Excludes deferred financing costs of $3,144.

		Average Debt Balance
		Mortgage Debt	2013 Revolving Facility	Term Loans	TOTAL
Beginning Balance	6/30/2016	$1,439,601	$85,000	$400,000	$1,924,601
Mortgage loan amortization, including our share of debt equity method investees		(5,165)	—	—	(5,165)
2013 Revolving Facility, net		—	30,000	—	30,000
Ending Balance	9/30/2016	$1,434,436	$115,000	$400,000	$1,949,436
Weighted Average Balance		$1,437,900	$99,674	$400,000	$1,937,574

	Debt Maturities (1)
Year	Scheduled Amortization	Def Fin Cost Amort Mortgages	Mortgage Balance at Maturity	2013 Revolving Facility	Term Loans	Def Fin Cost Amort Term Loans	Total Debt
2016	5,486	(371)	—	—	—	(187)	4,928
2017	21,384	(1,338)	153,283	—	—	(749)	172,580
2018	22,223	(925)	88,984	115,000	—	(749)	224,533
2019	23,160	(867)	—	—	150,000	(574)	171,719
2020	22,982	(816)	85,680	—	150,000	(484)	257,362
Thereafter	59,309	(1,212)	951,945	—	100,000	(401)	1,109,641
	$154,544	$(5,529)	$1,279,892	$115,000	$400,000	$(3,144)	$1,940,763

(1)
The weighted average period to mortgage loan maturity is 5.51 years, excluding extension options. Includes 100% of mortgage loan debt from consolidated properties and our share of mortgage loan debt of equity method investees.

Weighted Average Mortgage Interest Rates
Year	Balance (1)	Interest Rate
2016	$—	N/A
2017	153,364	5.46%
2018	88,984	3.26%
2019	—	N/A
2020	92,956	5.90%
Thereafter	1,099,132	4.12%
Total	$1,434,436	4.32%

(1)	Includes our share of debt of equity method investees.

Pennsylvania Real Estate Investment Trust
Debt Schedule as of September 30, 2016
(in thousands)

	Debt	Interest Rate	Annual Debt Service	Balance at Maturity	Initial Maturity Date	Fully Extended Maturity Date
Fixed Rate Mortgage Loans
The Mall at Prince Georges	$150,000	5.51%	$8,384	$150,000	June 2017	June 2017
Francis Scott Key Mall (1)	62,625	3.71%	2,350	62,625	Mar 2018	Mar 2018
Valley View Mall	29,297	5.95%	2,290	27,161	July 2020	July 2020
Lehigh Valley Mall (2)	63,659	5.88%	4,972	58,519	July 2020	July 2020
Viewmont Mall (1)	57,000	3.48%	1,984	57,000	Mar 2021	Mar 2021
Woodland Mall (1)	129,300	3.02%	4,953	121,600	Apr 2021	Apr 2021
Red Rose Commons (2)	13,779	5.14%	978	12,378	July 2021	July 2021
The Court at Oxford Valley (2)	28,294	5.56%	2,058	25,782	July 2021	July 2021
Capital City Mall	61,466	5.30%	4,379	54,715	Mar 2022	Mar 2022
Cumberland Mall	47,033	4.40%	3,433	38,157	Aug 2022	Aug 2022
Cherry Hill Mall	289,035	3.90%	16,980	251,120	Sept 2022	Sept 2022
Dartmouth Mall	62,891	3.97%	3,825	53,300	Apr 2023	Apr 2023
Metroplex Shopping Center (2)	40,242	5.00%	2,818	33,502	Oct 2023	Oct 2023
Wyoming Valley Mall	76,420	5.17%	5,124	66,747	Dec 2023	Dec 2023
Patrick Henry Mall	94,429	4.35%	5,748	77,591	July 2025	July 2025
Springfield Mall (2)	32,040	4.45%	1,964	26,299	Oct 2025	Oct 2025
Willow Grove Park	167,203	3.88%	9,599	133,754	Oct 2025	Oct 2025
Total Fixed Rate Mortgage Loans	$1,404,713	4.37%	$81,839	$1,250,250
Variable Rate Mortgage Loans
Pavilion East Associates (2)	$3,364	3.31%	$202	$3,283	Aug 2017	Aug 2017
Francis Scott Key Mall	5,844	3.12%	183	5,844	Mar 2018	Mar 2018
Gloucester Premium Outlets (2)	20,515	1.92%	395	20,515	June 2018	June 2019
Total Variable Rate Mortgage Loans	$29,723	2.32%	$780	$29,642
Total Mortgage Loans	$1,434,436	4.32%	$82,619	$1,279,892
CONSOLIDATED MORTGAGE LOANS	$1,232,543	4.22%	$69,232	$1,099,614
CONSOLIDATED DEFERRED FINANCING FEES	(4,853)	N/A	N/A	N/A
UNCONSOLIDATED MORTGAGE LOANS (2)	201,893	4.94%	13,387	180,278
UNCONSOLIDATED DEFERRED FINANCING FEES (2)	(676)	N/A	N/A	N/A
2014 5 YEAR TERM LOAN (1)	150,000	3.10%	4,652	150,000	Jan 2019	Jan 2019
2014 7 YEAR TERM LOAN (1)	100,000	2.95%	2,947	100,000	Dec 2021	Dec 2021
2015 5 YEAR TERM LOAN FIXED (1)	128,050	2.87%	3,670	128,050	June 2020	June 2020
2015 5 YEAR TERM LOAN VARIABLE	21,950	2.12%	466	21,950	June 2020	June 2020
TERM LOAN DEFERRED FINANCING FEES	(3,144)	N/A	N/A	N/A
2013 REVOLVING FACILITY	115,000	1.82%	2,098	115,000	June 2018	June 2020
Total	$1,940,763	3.89%	$96,452	$1,794,892
AMORTIZATION OF DEFERRED FINANCING FEES	—	0.18%	—	—
EFFECTIVE INTEREST RATE	$1,940,763	4.07%	$96,452	$1,794,892

(1)	All or a portion of the loan has been effectively swapped to the fixed interest rate presented.

(2)	Includes our share of debt of equity method investees, based on our ownership percentage.

Pennsylvania Real Estate Investment Trust
Selected Debt Ratios (1)

September 30, 2016
Consolidated Liabilities to Gross Asset Value	50.92%
Ratio of Consolidated Liabilities to Gross Asset Value shall not exceed 60%
Secured Indebtedness to Gross Asset Value	35.99%
Secured indebtedness to Gross Asset Value may not exceed 60%
Adjusted EBITDA to Fixed Charges	2.13
Adjusted EBITDA may not be less than 1.50 to 1.00
Unencumbered Adjusted NOI to Unsecured Interest Expense	5.62
Unencumbered Adjusted NOI to Unsecured Interest Expense may not be less than 1.75 to 1.00
Unencumbered Debt Yield	15.46%
The ratio of Unencumbered Adjusted NOI to Unsecured Debt may not be less than 11%

(1)
The 2013 Revolving Facility agreement dated as of April 17, 2013, as amended, the 2014 Term Loan agreements dated as of June 30, 2016 and January 8, 2014, and the 2015 Term Loan agreement dated June 26, 2015 contain identical affirmative and negative covenants customarily found in such agreements, including requirements that the Company, on a consolidated basis, maintain certain financial ratios. All capitalized terms used on this page have the meanings ascribed to such terms in the 2013 Revolving Facility, 2014 Term Loans, and 2015 Term Loan. In addition to the ratios set forth herein, there are several other ratios set forth in the covenants under the 2013 Revolving Facility, 2014 Term Loans and 2015 Term Loan with which the Company must comply, all of which are described in the Company’s 2015 Annual Report on Form 10-K dated February 26, 2016.

Pennsylvania Real Estate Investment Trust
Property Redevelopment Table as of September 30, 2016

NAME OF PROJECT LOCATION	PREIT's PROJECTED SHARE OF COST (1)	TOTAL PROJECT COST (1)	PREIT'S INVESTMENT TO DATE	EXPECTED RETURN ON INCREMENTAL INVESTMENT	CONSTRUCTION START DATE	EXPECTED CONSTRUCTION COMPLETION	STABILIZATION YEAR
	(in millions)	(in millions)	(in millions)

Fashion Outlets of Philadelphia (2) Philadelphia, PA	$152.5-$182.5	$305.0-$365.0	$78.8	8-9%	2016	2018	2020
-Complete overhaul of the former Gallery at Market East, spanning three city blocks in downtown Philadelphia. Project will offer a fusion of luxury and moderate outlet shops, flagship retail and destination dining and entertainment experiences.

Exton Square Mall - Phase I Exton, PA	$30.0-$33.0	$30.0-$33.0	$18.6	9-10%	2016	2017	2018
-55,000 sf Whole Foods to open on site of K-Mart in 2017; -Addition of first to market entertainment complex, Round 1, in the former JCPenney anchor store location.

The Mall at Prince Georges Hyattsville, MD	$29.3	$29.3	$2.3	8-9%	2016	2017	2018
-Property remerchandising, including H&M, with plans to add fast casual restaurants and other retail on the exterior of the mall. Minor interior cosmetic renovation and exterior re-facing planned.

Viewmont Mall Scranton, PA	$21.5-$22.0	$21.5-$22.0	$3.8	8-9%	2016	2017	2018
-Dick's Sporting Goods/Field & Stream concept and HomeGoods to replace Sears anchor store location.

Cumberland Mall Vineland, NJ	$9.7-$9.9	$9.7-$9.9	$7.3	9-10%	2016	2016	2017
-Dick's Sporting Goods opened in October 2016. Opened Verizon Wireless store in October 2016 on an outparcel pad.

Plymouth Meeting Mall Plymouth Meeting, PA	$6.6-$7.3	$6.6-$7.3	$3.1	8-9%	2016	2017	2018
-Addition of 33,000 sf Legoland Discovery Center, one of nine in the United States.

(1) PREIT's projected share of costs is net of any expected tenant reimbursements, parcel sales, tax credits or other incentives.
(2) Total Project Costs are net of $25.0 million of approved public financing grants that will be a reduction of costs.

Pennsylvania Real Estate Investment Trust
Forward Looking Statements

This Quarterly Supplemental and Operating Information contains certain “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans, strategies, anticipated events, trends and other matters that are not historical facts. These forward-looking statements reflect our current views about future events, achievements or results and are subject to risks, uncertainties and changes in circumstances that might cause future events, achievements or results to differ materially from those expressed or implied by the forward-looking statements. In particular, our business might be materially and adversely affected by uncertainties affecting real estate businesses generally as well as the following, among other factors:

•	changes in the retail industry, including consolidation and store closings, particularly among anchor tenants;

•	our ability to maintain and increase property occupancy, sales and rental rates, in light of the relatively high number of leases that have expired or are expiring in the next two years;

•	increases in operating costs that cannot be passed on to tenants;

•
current economic conditions and the state of employment growth and consumer confidence and spending, and the corresponding effects on tenant business performance, prospects, solvency and leasing decisions and on our cash flows, and the value and potential impairment of our properties;

•	our ability to sell properties that we seek to dispose of or our ability to obtain estimated sale prices;

•
potential losses on impairment of certain long-lived assets, such as real estate, or of intangible assets, such as goodwill, including such losses that we might be required to record in connection with any dispositions of assets;

•	risks relating to development and redevelopment activities;

•	our ability to identify and execute on suitable acquisition opportunities and to integrate acquired properties into our portfolio;

•	our partnerships and joint ventures with third parties to acquire or develop properties;

•	concentration of our properties in the Mid-Atlantic region;

•	changes in local market conditions, such as the supply of or demand for retail space, or other competitive factors;

•	changes to our corporate management team and any resulting modifications to our business strategies;

•	the effects of online shopping and other uses of technology on our retail tenants;

•	acts of violence at malls, including our properties, or at other similar spaces, and the potential effect on traffic and sales;

•	our substantial debt and stated value of preferred shares and our high leverage ratio;

•	constraining leverage, unencumbered debt yield, interest and tangible net worth covenants under our Credit Agreements;

•	our ability to refinance our existing indebtedness when it matures, on favorable terms or at all;

•
our ability to raise capital, including through the issuance of equity or equity-related securities if market conditions are favorable, through joint ventures or other partnerships, through sales of properties or interests in properties, or through other actions;

•	our short and long-term liquidity position;

•	potential dilution from any capital raising transactions or other equity issuances; and

•	general economic, financial and political conditions, including credit and capital market conditions, changes in interest rates or unemployment.